UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

January 25, 2005

MICROCHIP TECHNOLOGY INCORPORATED

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	0-21184	86-0629024
(State Or Other Jurisdiction Of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2355 West Chandler Boulevard, Chandler, Arizona  85224-6199

(Address Of Principal Executive Offices)

(480) 792-7200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information pursuant to Item 2.02 in this report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

On January 25, 2005, we announced the results of our operations for the quarter ended December 31, 2004.  The complete release is attached to this report as Exhibit 99.1.

Item 8.01. Other Events.

On January 25, 2005, we announced a cash dividend of $0.07 per share on our common stock.  The cash dividend is payable on March 4, 2005 to stockholders of record on February 11, 2005.

A copy of the press release announcing the dividend is filed as Exhibit 99.1 to this report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c)           Exhibits

99.1                          January 25, 2005 Press Release:  Microchip Technology Announces Financial Results and Quarterly Cash Dividend For Third Quarter Fiscal Year 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microchip Technology Incorporated
(Registrant)

Dated January 25, 2005	By:	/s/ Gordon W. Parnell

Gordon W. Parnell
Vice President, Chief Financial Officer
(Principal Accounting and Financial Officer)

EXHIBITS

99.1                          January 25, 2005 Press Release:  Microchip Technology Announces Financial Results and Quarterly Cash Dividend For Third Quarter Fiscal Year 2005